Exhibit 10.7

200 Technology Square/Proteostasis – Page 1

LEASE AGREEMENT

THIS LEASE AGREEMENT is made as of this 31st day of March, 2009, between ARE-TECH SQUARE, LLC, a Delaware limited liability company (“Landlord”), and PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	200 Technology Square, Cambridge, Massachusetts

Premises:	That portion of the Project, containing approximately 10,457 rentable square feet, as determined by Landlord, as shown on Exhibit A, comprised of 9,991 rentable square feet on the 4th floor of the building, 259 rentable square feet in the basement of the building (the “Non-Hazardous Storage Space”) and 207 rentable square feet on the 1st floor of the Building (the “Hazardous Storage Space”).

Building:	The specific building in which the Premises are located, which building is within the Project and located at 200 Technology Square, also known as Unit 200 of the Condominium described in Exhibit B.

Project:	The real property on which the Building is located, also known as Technology Square Condominium (the “Condominium”), together with all improvements thereon and appurtenances thereto from time to time located thereon in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts, as described on Exhibit B. The Landlord reserves the right to modify the Condominium at any time and from time to time, but the parties acknowledge the Condominium presently consists of Units 100, 200, 300, 400, 500, 600 and 700 (also known as Buildings 100, 200, 300, 400, 500, 600 and 700), as well as specified common areas on the Condominium (including the Technology Square Garage).

Base Rent:	$63.00 per rentable square foot per year, subject to annual increase on the Adjustment Date as set forth herein

Rentable Area of Premises:	10,457 sq. ft.

Rentable Area of Building:	177,101 sq. ft

Tenant’s Share of Operating Expenses:	5.90%

Rentable Area of Project:	1,164,288 sq. ft.

Building’s Share of Project:	15.21%

Security Deposit:	$294,047.25.

Target Commencement Date:	August 1, 2009

Rent Commencement Date:	The Commencement Date

Rent Adjustment Percentage:	3.5%

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Base Term:	Beginning on the Commencement Date and ending 60 months from the first day of the first full month of the Term (as defined in Section 2) hereof

Permitted Use:	Research and development laboratory, related office and other accessory and related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof; provided that the Non-Hazardous Storage Space and the Hazardous Storage Space shall be used for storage purposes only with no Hazardous Materials to be placed in the Non-Hazardous Storage Space.

Address for Rent Payment:	Landlord’s Notice Address:
P.O. Box 791051	385 East Colorado Boulevard, Suite 299
Baltimore, MD 21279-1051	Pasadena, CA 91101
Attention: Corporate Secretary

Tenant’s Notice Address:
790 Memorial Drive, Suite 1B
Cambridge, MA 02139
Attention: Senior Vice President, Business
Operations

During the Term:
At the Premises.
Attention: Senior Vice President, Business
Operations

In each instance with a simultaneous copy to:
Bingham McCutchen LLP
One Federal Street
Boston, MA 02110
Attention: Julio Vega, Esq.

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

☒	EXHIBIT A - PREMISES DESCRIPTION	☒	EXHIBIT B - DESCRIPTION OF PROJECT
☒	EXHIBIT C - WORK LETTER	☒	EXHIBIT D - COMMENCEMENT DATE
☒	EXHIBIT E - RULES AND REGULATIONS	☒	EXHIBIT F - TENANT’S PERSONAL PROPERTY

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use. Tenant shall also have the non-exclusive right, in common with others entitled thereto: (i) to use the atrium located between the Building and Building 100 (the “Atrium”), and (ii) subject to the conditions set forth herein, to install communications equipment within its proportionate share of available space on the roof of the Building in a location to be determined by Landlord. Any such rooftop equipment shall (a) be installed, if at all, in a good and workmanlike manner by Tenant at Tenant’s sole cost and expense, (b) be subject to the requirements of all applicable laws and regulations and otherwise subject to the terms and conditions of this Lease, (c) not interfere in any way with base building systems or equipment, adversely affect the structural integrity of the Building or adversely impact the roof, roof membrane or any roof warranty in any manner and (d) not interfere with the rights of any other tenants of the Building.

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2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with Landlord’s Work, if any, Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein; but Landlord shall continue to use such reasonable efforts to Deliver the Premises as soon as practicable. If Landlord does not Deliver the Premises within 60 days of the Target Commencement Date for any reason other than Force Majeure (as defined in Section 34) delays and Tenant Delays, this Lease may be terminated by Landlord or Tenant by written notice to the other, and if so terminated by either: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms “Landlord’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter. If neither Landlord nor Tenant elects to void this Lease within 5 business days of the lapse of such 60 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

The “Commencement Date” shall be the earliest of: (i) the date Landlord Delivers the Premises to Tenant; (ii) the date Landlord could have Delivered the Premises but for Tenant Delays; and (iii) the date Tenant conducts any business in the Premises or any part thereof. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and any Extension Term which Tenant may elect pursuant to Section 39 hereof.

Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent, except that no Base Rent or Operating Expenses shall be payable during any pre-Commencement Date access afforded to Tenant pursuant to Section 6(a) of the Work Letter.

Tenant agrees and acknowledges that except as may be expressly provided herein or in the Work Letter, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. The first month’s Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof beginning on the Rent Commencement Date, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be

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prorated. If the Rent Commencement Date is other than the first day of a calendar month, the difference between the first full calendar month’s Base Rent paid upon delivery of an executed copy of the is Lease by Tenant to Landlord as required above, and the prorated Base Rent for the fractional month in which the Rent Commencement Date occurs, shall be applied by Landlord to the first full calendar month after the Rent Commencement Date. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments. Base Rent shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Building (including the Landlord’s reasonable determination of the Building’s proportionate share of all expenses attributable to the Atrium (which the parties acknowledge shall be greater than the Building’s Share of Project), as well as the Building’s Share of Project of all other costs and expenses of any kind or description incurred or accrued by Landlord with respect to the Project and the Condominium (including without limitation all costs of compliance with the PTDM, as hereinafter defined) which are not specific to the Building or any other building located in the Project) (including, without duplication, Taxes (as defined in Section 9), reasonable reserves consistent with good business practice for future repairs and replacements, capital repairs and improvements amortized over the lesser of 7 years and the useful life of such capital items, and the costs of Landlord’s third party property manager to the extent set forth below), excluding only:

(a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project;

(c) interest, principal payments of any Mortgage (as defined in Section 27), debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

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(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs of utilities outside normal business hours sold to tenants of the Project;

(i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

(k) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(l) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(n) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r) costs incurred in the sale or refinancing of the Project;

(s) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein; and

(t) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

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In addition to the payment of Tenant’s Share of Operating Expenses, Tenant shall pay for the cost of property management services provided by Alexandria Management, Inc. (or any successor thereto) at the rate of 3% of Base Rent.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 60 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 60 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 5 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review.

Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Building is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Building had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share as reasonably adjusted by Landlord for changes in the physical size of the Premises, Building or Project occurring thereafter. Any such measurement or remeasurement shall be performed in accordance with Landlord’s standard method of measuring space in the Project, consistently applied. Landlord shall have the right to equitably adjust the Rentable Area of Premises, Rentable Area of

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Building, Rentable Area of Project and Building’s Share of Project following any such measurement or remeasurement of the Premises, Building or Project. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution with a branch in the Greater Boston area and satisfactory to Landlord, and (v) redeemable by presentation of a sight draft and also by presentation by overnight mail in the Commonwealth of Massachusetts. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, actually incurred by Landlord and caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42

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U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Subject to Tenant’s right to contest as described below, Tenant shall, upon 5 business days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use. Tenant shall be responsible for keeping the Premises clean and neat and shall subscribe to a cleaning service designated by Landlord for the disposal of non-hazardous and non-controlled substance. Notwithstanding anything to the contrary contained in rules and regulations attached hereto or otherwise promulgated by Landlord, Tenant and its employees and guests shall have the right to use a microwave oven, toaster and coffee pot for preparing food on the Premises for consumption by Tenant, its employees and guests in a manner customary for offices in first class office buildings.

Landlord, to the best of its knowledge (meaning the actual, not imputed, knowledge of Tim White, without a duty of inquiry), has not received a written notice from a Governmental Authority or any other third party that the Project is not in compliance with any Legal Requirements (other than any non-compliance heretofore cured). Landlord has disclosed to Tenant that the Project is the subject of an Activity and Use Limitation, which is incorporated herein by reference, and Tenant acknowledges receipt of a copy of such Activity and Use Limitation prior to execution of this Lease.

Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA; provided, however, that Tenant shall be relieved of such obligation to make alterations or modifications to the interior of the Premises as aforesaid to the extent that any such alterations or modifications are required as a result of work conducted by Landlord or other tenants in other parts of the Building or Project. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements applicable to the Premises, Tenant or Tenant’s acts or omissions, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

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Tenant shall have the right but not the obligation, with at least 5 days’ prior written notice to Landlord, to protest or contest in good faith in whole or in part (a “Protest”), at no cost to Landlord, any notice, claim, levy, demand or assessment by any Governmental Authority (excluding Taxes paid by Landlord as set forth in Section 9 hereof) against Tenant by appropriate proceedings sufficient to prevent any enforcement, lien, collection or other realization with respect to a lien, or loss or encumbrance of or on any portion of the Premises, Project or Rent, provided however, that prior to the commencement of such Protest, Tenant shall provide Landlord with reasonable security, in form and substance reasonably acceptable to Landlord, to assure Tenant’s compliance with this paragraph. Tenant shall indemnify Landlord and hold Landlord harmless from and against any losses, costs, claims, demands, expenses (including reasonable attorneys’ fees and costs) arising from or related to such Protest or the acts or omissions of Tenant and/or its contractors, agents and advisors in connection with such Protest. Tenant shall diligently prosecute to completion any such Protest at its sole cost and expense and pay any fines, levies, demands, assessment or other costs before the imposition of any late charge, interest, fine, penalty or other similar charge or expense in connection therewith. This paragraph shall survive expiration or earlier termination of this Lease.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by, any Governmental Authority, (v) imposed as a license or other fee, charge, tax or assessment on Landlord’s business or occupation of leasing space in the Project, or (vi) assessed or imposed by or on the operation or maintenance of any portion or whole of the Condominium (provided that to the extent any Taxes are assessed against the Condominium as a whole, such amounts shall be allocated among the buildings located in the Condominium based on the square footage of the buildings in question, unless Landlord reasonably determines that such allocation should be made on another basis). Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such

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manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, in common with other tenants of the Project, to the non-exclusive use of 1.5 parking spaces for every 1,000 rentable square feet of the Premises (and agrees to so use and pay for at least one parking space for every 1,000 rentable square feet of the Premises), which spaces shall be located in the Technology Square Garage, at market rates and in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Tenant shall pay to Landlord or as directed by Landlord, monthly as Additional Rent hereunder, the market rate for each parking space, as reasonably determined by Landlord from time to time, which as of the date hereof shall be $220.00 per space per month. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. Tenant shall, at Tenant’s sole expense, for so long as the Parking and Traffic Demand Management Plan dated May 9, 1999 as approved by the City of Cambridge on July 9, 1999, including the conditions set forth in such approval (as amended from time to time, the “PTDM”), remains applicable to the Condominium, (i) offer to subsidize mass transit monthly passes for all of its employees; (ii) implement a Commuter Choice Program; (iii) discourage single-occupant vehicle (“SOV”) use by its employees; (iv) promote alternative modes of transportation and use of alternative work hours; (v) meet with Landlord and/or its representatives no more than quarterly discuss transportation programs and initiatives; (vi) participate in annual surveys monitoring transportation programs and initiatives at Technology Square; (vii) cooperate with Landlord in connection with transportation programs and initiatives promulgated pursuant to the PTDM; (viii) provide alternative work programs (such as telecommuting, flex-time and compressed work weeks) to its employees in order to reduce traffic impacts in Cambridge during peak commuter hours; and (ix) otherwise cooperate with Landlord in encouraging employees to seek alternate modes of transportation.

11. Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Landlord’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider, it being agreed that electricity shall be separately metered. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide emergency generators with not less than the stated

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capacity of the emergency generators located in the Building as of the Commencement Date, and (ii) to contract with a third party to repair and maintain the emergency generators as per the manufacturer’s standard maintenance guidelines. Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generators is maintaining the generators as per the manufacturer’s standard guidelines or otherwise; provided, however, that upon Landlord’s receipt of notice from Tenant that the emergency generators are not being so repaired and maintained, Landlord shall use reasonable efforts to enforce its contract with such third party maintenance contractor. During any period of replacement, repair or maintenance of the emergency generators when the emergency generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generators will be operational at all times or that emergency power will be available to the Premises when needed. In no event shall Landlord be liable to Tenant or any other party for any damages of any type, whether actual or consequential, suffered by Tenant or any such other person in the event that any emergency generator or back-up power or any replacement thereof fails or does not provide sufficient power.

Subject to the other provisions of this Lease, Tenant shall have access to the Premises and to the Building’s loading docks and freight elevators, 24 hours per day, 7 days per week, 52 weeks per year at no additional charge.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. Tenant may construct nonstructural Alterations in the Premises not affecting any Building Systems without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $30,000 (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 3% of all charges incurred by Tenant or its contractors or agents in connection with any Alteration to cover Landlord’s overhead plus Landlord’s actual out-of-pocket costs and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

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Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Other than (i) the items, if any, listed on Exhibit F attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the Excess TI Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the Excess TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested or at the time it receives notice of a Notice-Only Alteration notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

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14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls, reasonable wear and tear excepted. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 30 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 30 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of the use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records), unless caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project or such lesser coverage amount as Landlord may elect provided such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations).

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Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors and the Additional Insured Parties (as defined in the next succeeding paragraph) (collectively, “Landlord Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 10 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least one business day prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to the following parties (collectively “Additional Insured Parties”): (i) any lender of Landlord holding a security interest in the Project or any portion thereof and any servicer in connection therewith, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, (iii) any management company retained by Landlord to manage the Project, (iv) the condominium association with respect to the Condominium, (v) any member, partner or shareholder of Landlord or the owner of any beneficial interest therein and/or (vi) any other party reasonably designated by Landlord.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is

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estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 10 business days of the date of Landlord’s notice to Tenant estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either party so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (including Landlord’s Work but excluding any improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 10 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

When the restoration work to be performed by Landlord is Substantially Complete, Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. If Tenant does not commence doing business in accordance with this Lease upon such re-entry, such failure shall not be a default under this Lease provided that (i) Tenant completes Tenant’s obligations with respect to a Surrender Plan in compliance with Section 28, as if the Premises were to be surrendered 3 months after such re-entry, to the extent applicable in light of the facts and circumstances of the fire or other casualty and restoration, (ii) Tenant has made arrangements reasonably satisfactory to Landlord for the security of the Premises for the time period prior to Tenant’s re-commencement of the conduct of its business in the Premises and notified Landlord of such arrangements, and (iii) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due, including without limitation the obligations to pay Rent hereunder. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last 12 months of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent

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domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a substantial default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord shall give Tenant notice and opportunity to cure any failure to pay Rent within 3 business days of any such notice not more than once in any 12-month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises; provided, however, that Tenant shall not be deemed to have abandoned the Premises if (i) Tenant provides Landlord with at least 30 days notice prior to vacating, (ii) prior to vacating the Premises, Tenant completes Tenant’s obligations with respect to the Surrender Plan in compliance with Section 28, (iii) prior to or at the time of vacating the Premises, Tenant has made arrangements reasonably satisfactory to Landlord for the security of the Premises for the balance of the Term and notified Landlord of such arrangements, and (iv) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due, including, without limitation, the obligations to pay Rent hereunder.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after any such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C)

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become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever. No cure in whole or in part of such Default by Tenant after Landlord has taken any action beyond giving Tenant notice of such Default to pursue any remedy provided for herein (including retaining counsel to file an action or otherwise pursue any remedies) shall in any way affect Landlord’s right to pursue such remedy or any other remedy provided Landlord herein or under law or in equity, unless Landlord, in its sole discretion, elects to waive such Default.

(i) This Lease and the Term and estate hereby granted are subject to the limitation that whenever a Default shall have happened and be continuing, Landlord shall have the right, at its election, then or thereafter while any such Default shall continue and notwithstanding the fact that

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Landlord may have some other remedy hereunder or at law or in equity, to give Tenant written notice of Landlord’s intention to terminate this Lease on a date specified in such notice, which date shall be not less than 5 days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all right of Tenant hereunder shall expire and terminate, and Tenant shall be liable as hereinafter in this Section 21(c) provided. If any such notice is given, Landlord shall have, on such date so specified, the right of re-entry and possession of the Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of Tenant. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may from time to time re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable, with the right to make commercially reasonable alterations in and repairs to the Premises.

(ii) In the event of any termination of this Lease as in this Section 21 provided or as required or permitted by law or in equity, Tenant shall forthwith quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event Tenant and no person claiming through or under Tenant by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises. Landlord, at its option, notwithstanding any other provision of this Lease, shall be entitled to recover from Tenant, as and for liquidated damages, the sum of:

(A) all Base Rent, Additional Rent and other amounts payable by Tenant hereunder then due or accrued and unpaid: and

(B) the amount equal to the aggregate of all unpaid Base Rent and Additional Rent which would have been payable if this Lease had not been terminated prior to the end of the Term then in effect, discounted to its then present value in accordance with accepted financial practice using a rate of 5% per annum, for loss of the bargain; and

(C) all other damages and expenses (including attorneys’ fees and expenses), if any, which Landlord shall have sustained by reason of the breach of any provision of this Lease; less

(D) the net proceeds of any re-letting actually received by Landlord and the amount of damages which Tenant proves could have been avoided had Landlord taken reasonable steps to mitigate its damages.

(iii) Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law, but in each case not more than the amount to which Landlord would otherwise be entitled under this Section 21.

(iv) Nothing in this Section 21 shall be deemed to affect the right of either party to indemnifications pursuant to this Lease.

(v) If Landlord terminates this Lease upon the occurrence of a Default, Tenant will quit and surrender the Premises to Landlord or its agents, and Landlord may, without further notice, enter upon, re-enter and repossess the Premises by summary proceedings, ejectment or otherwise. The words “enter”, “re-enter”, and “re-entry” are not restricted to their technical legal meanings.

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(vi) If either party shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof, the non-prevailing party shall pay to the prevailing party all fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including attorneys’ fees and expenses.

(vii) If Tenant shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default will result in a violation of any legal or insurance requirements, or in the imposition of any lien against all or any portion of the Premises (but only after Tenant has failed to respond to such lien as permitted by Section 15 within the time period provided in Section 15), and (b) in any other case if such default continues after any applicable notice and cure period provided in this Lease. All reasonable costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and also all reasonable costs and expenses, including attorneys’ fees and disbursements incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within 10 days after demand.

(viii) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d), at Tenant’s expense, to the extent provided in Section 30(d).

(ix) In the event that Tenant is in breach or Default under this Lease, whether or not Landlord exercises its right to terminate or any other remedy, Tenant shall reimburse Landlord upon demand for any costs and expenses that Landlord may incur in connection with any such breach or Default, as provided in this Section 21(c). Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability, including without limitation, legal fees and costs Landlord shall incur if Landlord shall become or be made a party to any claim or action instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant.

(x) Except as otherwise provided in this Section 21, no right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver of any provision of this Lease shall be deemed to have been made unless expressly so made in writing. Landlord shall be entitled, to the extent permitted by law, to seek injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to seek a decree compelling observance or performance of any provision of this Lease, or to seek any other legal or equitable remedy.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 25% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or

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limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. Notwithstanding the foregoing, any public offering of shares or other ownership interest in Tenant shall not be deemed an assignment and shall not require Landlord’s consent.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its reasonable discretion, or (iii) if the proposed subletting or assignment concerns (together with all other effective subleases) more than 50% of the Premises for 80% or more of the balance of the Term, terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”), it being agreed that it shall be reasonable for Landlord to withhold its consent, among other reasons, in any of the following instances: (A) the character, business or financial reputation of the proposed assignee or sublessee is objectionable in Landlord’s reasonable judgment, (B) the proposed assignee or sublessee is engaged in areas of scientific research or other business concerns that are controversial, in Landlord’s reasonable judgment, or its proposed use of the Premises will violate any applicable Legal Requirement, (C) if the transaction in question is an assignment or a sublease of more than 50% of the Premises, the proposed assignee or subtenant does not have a net worth, as of the date of the transaction, at least equal to the net worth of Tenant as of the date of the Lease, (D) if the proposed sublessee or assignee does not have a creditworthiness, as of the date of transfer, sufficient to support the financial obligations it would incur under the proposed transaction in Landlord’s reasonable judgment, (E) the proposed assignee or sublessee is a governmental agency, (F) in Landlord’s reasonable judgment the use of the Premises by the proposed assignee or sublessee would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord, (G) Landlord or an affiliate of Landlord has experienced previous defaults by or is in litigation with the proposed assignee or sublessee or an affiliate thereof, (H) the proposed assignment or sublease will create a vacancy elsewhere in the Project or at any other property owned in whole or in part by Landlord or any of its affiliates, (I) the proposed assignee or subtenant is an entity with whom Landlord has been negotiating with with respect to space in the Project, (J) Landlord has received from any prior or current landlord of the proposed assignee or subtenant a negative report, or (K) the assignment or sublease is prohibited by Landlord’s lender. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall reimburse Landlord for all of Landlord’s reasonable out-of-pocket expenses in connection with its consideration of any Assignment Notice. Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant (an “Affiliate Assignment”) shall not be required, provided that Landlord shall have the right to reasonably approve the form of any such sublease or assignment.

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In addition, Tenant shall have the right to assign this Lease, upon 10 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee as of the effective date of the assignment is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of this Lease, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (together with Affiliate Assignments, “Permitted Assignments”).

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of

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Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further factual information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

Upon request by Tenant, Landlord shall similarly execute an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Landlord’s knowledge, any uncured defaults on the part of Tenant hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further factual information with respect to the status of this Lease or the Premises as may be requested thereon.

24. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord of which Tenant has been given notice, covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

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27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Upon request of Tenant, Landlord shall use reasonable efforts to obtain a non-disturbance agreement from the Holder of any Mortgage, and Tenant shall pay any actual, out-of-pocket costs of the Holder and Landlord in connection therewith. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such commercially reasonable or customary instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Tenant hereby appoints Landlord attorney-in-fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of Tenant and to cause any such instrument to be recorded. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments, ground leases or other superior leases and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

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If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without

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limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Building, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Building, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Building, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Building or the Project. Notwithstanding anything to the contrary contained in this Section 30(a), Tenant shall not be responsible for the clean up or remediation of, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to: (i) contamination on the Project or in the Premises that Tenant conclusively proves to Landlord’s satisfaction were present on the Project or in the Premises through no act or omission of Tenant or any Tenant Party prior to the Commencement Date, or (ii) contamination outside of the Premises that Tenant can conclusively prove to Landlord’s satisfaction were not caused by any act or omission of Tenant or any Tenant Party, in either such case, Tenant having the burden of proof in connection therewith and being obligated hereunder until the same has been so proved or acknowledged by Landlord.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

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(d) Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(g) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

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31. Tenant’s Remedies/Limitation of Liability. Except to the extent expressly provided otherwise in this Lease, Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time after reasonable prior notice to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Landlord shall not responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord (“Force Majeure”).

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35. Brokers, Entire Agreement, Amendment. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker) in connection with this transaction and that no Broker brought about this transaction other than Richards Barry Joyce & Partners and Cushman & Wakefield of Massachusetts, Inc., each of which shall be paid by Landlord pursuant to a separate agreement. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the brokers named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. This Lease constitutes the entire agreement between Landlord and Tenant pertaining to the lease of the Premises and supersedes all other agreements, whether oral or written, pertaining to the lease of the Premises, and no other agreements with respect thereto shall be effective. Any amendments or modifications of this Lease shall be in writing and signed by both Landlord and Tenant, and any other attempted amendment or modification of this Lease shall be void.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior building standard signs (which consist,

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presently, of main lobby and elevator directories) shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Landlord, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

39. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Right. Tenant shall have one right (an “Extension Right”) to extend the term of this Lease for 3 years (each “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise each Extension Right at least 9 months prior, and no earlier than 12 months prior, to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term.

Upon the commencement of any Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the then market rental rate as determined by Landlord and agreed to by Tenant, which shall in no event be less than the Base Rent payable as of the date immediately preceding the commencement of such Extension Term and shall in no event be more than such Base Rent payable as of such date multiplied by 1.07. In addition, Landlord may impose a market rent for the parking rights provided hereunder.

If, on or before the date which is 120 days prior to the expiration of the Base Term of this Lease, or the expiration of any prior Extension Term, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during such subsequent Extension Term after negotiating in good faith, Tenant may by written notice to Landlord not later than 120 days prior to the expiration of the Base Term of this Lease, or the expiration of any then effective Extension Term, elect arbitration as described in Section 39(b) below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of the Lease and all of the remaining Extension Rights shall terminate.

(b) Arbitration.

(i) Within 10 days of Tenant’s notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses

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of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater Boston metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater Boston metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c) Rights Personal. The Extension Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that it may be assigned in connection with any Permitted Assignment of this Lease.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

(ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured; or

(iii) if Tenant is not in occupancy of the entire Premises demised hereunder both at the time of the exercise of any such Extension Right and at the time of the commencement date of any such Extension Term.

(e) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(f) Termination. The Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

40. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

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200 Technology Square/Proteostasis – Page 31

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. If at any time during the Term of the Lease, Tenant is an entity other than a company the stock of which is publicly traded on a nationally recognized stock exchange, Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements, if any (and if none, its most recent unaudited annual financial statement) within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 60 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, and (iv) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

(d) Recordation. Tenant agrees not to record this Lease, but each party agrees, on the request of the other, to execute a memorandum or notice of lease as defined in M.G.L. c. 183 §4, in recordable form (which may be filed or recorded by Tenant at its expense), and in such event, upon Landlord’s request, Tenant shall on or before the expiration or earlier termination of this Lease, execute and deliver to Landlord, in recordable form, a notice of lease termination in the form reasonably requested by Landlord.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant, and all beneficial owners of Tenant, are currently (a) in compliance with, and shall at all times during the Term of this Lease remain in compliance with, the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List

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200 Technology Square/Proteostasis – Page 32

maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited form conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(I) Change in Form of Ownership. Pursuant to M.G.L. Chapter 183A, Section 19, Landlord reserves the right to remove all or part of the Condominium from the provisions of M.G.L. Chapter 183A. In the event that Landlord does remove all or part of the Condominium from the provisions of M.G.L. Chapter 183A, the amounts payable by Tenant pursuant to this Lease shall not be greater than the amounts that would have been otherwise payable by Tenant if Landlord had not removed all or part of the Condominium from the provisions of M.G.L. Chapter 183A.

(m) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

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200 Technology Square/Proteostasis – Page 33

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Pauline Jen Ryan

Its:	Senior Vice President, Business Operations

LANDLORD:

ARE-TECH SQUARE, LLC, a Delaware limited liability company

By:	ARE-MA REGION NO. 31, LLC, a Delaware limited liability company, its Member

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, its Member

		By:	ARE-QRS CORP., a Maryland corporation, its General Partner

			By:	/s/ Jennifer Pappas
				Name:	JENNIFER PAPPAS
				Title:	SVP - GENERAL COUNSEL

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Description of Premises	200 Technology Square/Proteostasis – Page 1

EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

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200 Tech Square
1st Floor

C
D
B
E
A
F

Suite 102
Suite 103
Suite 104
Suite 105
Suite 106 (a-f) H2 rooms –
F- PTI

Description of Project	200 Technology Square/Proteostasis – Page 1

EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

The following parcels of land in Cambridge, Middlesex County, Massachusetts:

The Registered Land shown as Lots 15, 16 and 19 on Land Court Plan No. 30711E, Lot 43 on Land Court Plan No. 30711J and Lots 46 and 47 on Land Court Plan No. 30711K, and

The Unregistered Land shown as Area No. 1, Area No. 2, Area No. 3, Area No. 4, Area No. 5, Area No. 6, Area No. 7, Area No. 8 and Area No. 9 on a plan entitled “Plan of Land and Easements, Cambridge, Mass.” Prepared by Raymond C. Pressey, Inc., dated June 1970 and recorded with the Middlesex South Registry of Deeds in Book 11879, Page 393, Plan 852 (A of 2) of 1970.

Excepting therefrom that portion taken by the Cambridge Redevelopment Authority Eminent Domain Taking dated April 12, 1982 and recorded in Book 14590, Page 221 and that portion taken by the Cambridge Redevelopment Authority Eminent Domain Taking dated January 27, 1983 and recorded in Book 14891, Page 556.

Said parcels are also described as Units 100, 200, 300, 400, 500, 600 and 700 of that certain condominium known as the Technology Square Condominium, as set forth in that certain Master Deed dated November 30, 2000, executed by Technology Square LLC, and recorded with the Registry in Book 32159, at Page 490, and registered with the Land Court as Document No. 1158816, under Certificate of Title No. C404, as the same has been amended by that certain Amendment to Master Deed dated May 28, 2002, and recorded with the Registry as Instrument No. 690 on September 6, 2002, and registered with the Land Court as Document No. 1226564, and as the same has been amended by that certain Second Amendment to Master Deed dated as of November 15, 2002, and recorded with the Registry as Instrument No. 1617 on September 23, 2003, and registered with the Land Court as Document No. 1293465.

Together with the benefit of the following:

1.	Terms and provisions of Reciprocal Easement Agreement dated April 18, 2000 by and between Technology Square LLC and the Charles Stark Draper Laboratory, Inc. recorded in Book 31324, Page 262 and filed as Documents No. 1137080.

2.	Terms and provisions of Foundation, Grade Beam and Encroachment Agreement dated March 11, 1975, filed as Document No. 531493, as amended by an Amendment to Foundation Grade Beam and Encroachment Agreement, dated September 1, 1976, filed as Document No. 547840, affecting Lots 19 and 20, as affected by Reciprocal Easement Agreement dated April 18, 2000 recorded in Book 31324, Page 262 and filed as Document No. 1137080.

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Work Letter	200 Technology Square/Proteostasis – Page 1

EXHIBIT C TO LEASE

WORK LETTER

THIS WORK LETTER dated March 31, 2009 (this “Work Letter”) is made and entered into by and between ARE-TECH SQUARE, LLC, a Delaware limited liability company (“Landlord”), and PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated on or about the date hereof (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates John Doherty (“Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Tom Andrews and Tim White (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the general contractor and any subcontractors for the Tenant Improvements shall be The Richmond Group or such other contractor selected by Landlord, subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, and (ii) R.E. Dinneen Architects & Planners, Inc. shall be the architect (the “TI Architect”) for the Tenant Improvements.

2. Tenant Improvements. As used herein, “Tenant Improvements” shall mean all improvements to the Project of a fixed and permanent nature as shown on the TI Construction Drawings, listed on and/or attached hereto as Exhibit 1 as defined in Section 2(c) below. Other than Landlord’s Work (as defined in Section 3(a) below, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy.

3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements, which shall be undertaken by Landlord at its sole cost and expense except as set forth herein or in the Lease.

(b) Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings. The cost of obtaining the TI Permit shall be payable by Landlord. Tenant shall assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s

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Work Letter	200 Technology Square/Proteostasis – Page 2

obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. On or before the Target Commencement Date (subject to Tenant Delays and Force-Majeure Delays), Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Premises (“Substantial Completion” or “Substantially Complete”, it being agreed that, except to the extent delayed by a Tenant Delay, a temporary or permanent certificate of occupancy shall be required to achieve Substantial Completion). Upon Substantial Completion of Landlord’s Work, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work. Landlord shall diligently complete any such punch list items after Substantial Completion.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s sole and absolute subjective discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its sole and absolute subjective discretion.

(e) Delivery of the Premises. When Landlord’s Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept the Premises. Tenant’s taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period, in which case Landlord shall have no further obligation with respect to such Construction Defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor, provided that Tenant shall defend with counsel reasonably acceptable to Landlord, indemnify and hold Landlord harmless from and against any claims arising out of or in connection with any such claim.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the Excess TI Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f) Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when Landlord’s Work has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

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Work Letter	200 Technology Square/Proteostasis – Page 3

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

(iv) Tenant’s request for materials, finishes or installations requiring unusually long lead times;

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(d) below); or

(viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the date of Delivery.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Design Drawings shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the Excess TI Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with

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Work Letter	200 Technology Square/Proteostasis – Page 4

Landlord any Excess TI Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Excess TI Fund.

(a) Costs Includable in Excess TI Fund. The Excess TI Fund shall be used solely for the payment of costs resulting from Tenant Delays and the cost of Changes (collectively, “Excess TI Costs”).

(b) Excess TI Costs. If at any time the remaining Excess TI Costs estimated by Landlord exceed the remaining unexpended Excess TI Fund, Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to complete the Tenant Improvements, 100% of the then current Excess TI Cost in excess of the remaining Excess TI Fund (“Excess TI Costs Deposit”). If Tenant fails to make any Excess TI Costs Deposit with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The sum of Excess TI Costs Deposits not theretofore spent are herein referred to as the “Excess TI Fund.” Funds deposited by Tenant shall be first disbursed to pay Excess TI Costs. If upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the Excess TI Fund, Tenant shall be entitled to such undisbursed Excess TI Fund solely to the extent of any Excess TI Costs Deposit Tenant has actually made with Landlord.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense (but the foregoing shall not be deemed to modify the last sentence of the third paragraph of Section 2 of the Lease), to the Building (i) 30 days prior to the Commencement Date to perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the general contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

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Work Letter	200 Technology Square/Proteostasis – Page 5

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the Excess TI Fund during any period Tenant is in Default under the Lease.

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Work Letter	200 Technology Square/Proteostasis – Page 6

Exhibit 1

TI CONSTRUCTION DRAWINGS

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Alexandria Real Estate 200 Technology Square Cambridge MA	Proteostasis Therapeutics, Inc Tenant Improvement	Basis of Design March 18, 2009

Based on 7th Edition, Massachusetts Building Code

Fire Protection

The base building common areas are to be provided with automatic wet-pipe sprinkler protection and automatic wet standpipes in accordance with 780CMR, NFPA 13 and NFPA 14. An existing fire pump shall serve the standpipe and sprinkler systems for the renovated areas.

The system design shall include the tenant area coverage shall have concealed sprinkler heads.

Fire Protection main sizing shall be based upon the following NFPA 13 criteria:

Offices, corridors, toilet rooms, lobbies: Light Hazard

Laboratory Areas, ACF Area, Storage, Mechanical: Ordinary Hazard Group 2 High temperature sprinkler heads to be installed in the Dirty / Clean Cage Wash Room

Plumbing

Lab vacuum, RODI, non-potable cold water, and tempered water systems shall connect to existing building systems and routed to lab benches and hoods per the equipment matrix.

New dual stage Ph neutralization system shall be connected to existing risers and routed to new tenant Ph cage area in the basement and connected to existing piping, including chart recorder, monitoring well and chemical treatment tanks.

C02 tanks and manifold shall be provided by the gas vendor, piping shall be routed to locations indicated in the equipment matrix.

Office area kitchenette will have domestic cold water, waste and vent connected to existing building services. Hot water will be generated by a point of use heater below the sink.

Non-potable hot water will be generated by an electric water heater located in the mechanical room and shall serve the autoclave, cage washer, and lab sinks

Floor drains shall be located below the ice machine, in the equipment room and dirty cage room.

AHA Consulting Engineers

Alexandria Real Estate 200 Technology Square Cambridge MA	Proteostasis Therapeutics, Inc Tenant Improvement	Basis of Design March 18, 2009

RODI shall be piped to the humidification units serving the ACF Area.

HVAC

Equipment from the base building is sized to adequately maintain a cooling temperature within the Tenant areas of an inside condition of 75°F, dry bulb at 50% relative humidity; with outside condition of 91°F dry bulb and 74°F wet bulb during summer and 72°F dry bulb inside at zero degree dry bulb outside during the winter.

The allowance for occupancy density for air conditioning design is one (1) person for 400 square feet of lab and one (1) person for 200 square feet of office.

Air flow from the base building system for the lab area is rated to provide 7250 CFM of total supply air and 7250 CFM exhaust air.

Chilled water, condenser water and hot water are available for PTI’s use. Chilled water has a 29 GPM capacity, condenser water has a 45 GPM capacity and hot water has a 16 GPM capacity. Chilled water, condenser water and hot water distribution piping to fan coil units, heat pumps, process equipment and heating coils from base building systems will be provided.

Eight foot Fume Hoods shall be VAV type rated at 100 FPM face velocity at 18 inch sash height opening (1150 CFM/hood). Six foot Fume Hoods shall be VAV type rated at 100 FPM face velocity at 18 inch sash height opening (900 CFM/hood).

Spot exhaust drops with blast gates, rated for 50 CFM will be provided per the equipment matrix.

ACF Area shall be designated for 70°+ 5° dry bulb, 30% to 60% RH range in the holding rooms and 70°+ 5° dry bulb, 25% to 30% RH (winter conditions) in the remaining rooms. Constant flow terminal units shall be connected to the base building supply air system will provide a constant 12-15 air changes to the ACF Area. Constant volume exhaust air fan and system shall serve the ACF Area, controlled by a speed drive for normal and emergency operation.

A heat pump shall be cross connected into the ACF Area ductwork distribution system with dampers to provide stand-by conditions for the holding rooms only. System shall include supply air fan, ductwork from the roof, inline electric heating unit and controls. Heat pump shall be connected to the condenser water loop and stand-by power.

AHA Consulting Engineers

Alexandria Real Estate 200 Technology Square Cambridge MA	Proteostasis Therapeutics, Inc Tenant Improvement	Basis of Design March 18, 2009

Primary electric in line humidifier shall be installed to serve the entire ACF, secondary in line humidifiers shall be installed to serve the three holding rooms. Humidifiers shall be stainless steel and served from the RODI system. Primary humidifier shall be controlled from a common exhaust duct from the Procedure Rooms; secondary humidifiers shall be controlled by room humidity sensors. Humidifiers are not operational during normal power outage.

The ACF Area gowning shall have the capability for interlock door operation in the future. Pressure relationships, locations of temperature and humidity control points, see attached sketch dated 03.18.09.

Heater/Chiller Units shall be located between the fume hoods, floor mounted. Heater/Chiller Units and associated piping shall be installed by Tenant.

Office areas shall be served by fan coil units with ventilation air from the base building supply air ductwork to serve the office area. Fan coil units will be connected to the base building chilled water and hot water piping system.

Tel/comm Room shall have a heat pump cooling unit connected to the condenser water loop.

Electrical

Base building electrical closet shall be utilized for PTI’s power requirements. Panels and transformers shall be located within this base building room.

Tenant available electric power:

•	Office lights 1.5 w/sf

•	Office power 4 w/sf

•	Office HVAC 2 w/sf

•	Lab lights 1.5 w/sf

•	Lab power, per equipment matrix

•	Lab HVAC 2 w/sf

•	ACF Area lighting 1.5 w/sf

•	ACF Area power, per equipment matrix

•	ACF Area HVAC, includes humidifier and fan power

ACF Area lighting shall be gasket type for both hard ceiling and lay in type.

ACF Area shall have timer controlled light panel, for day / night settings (adjustable) and manual red light for night entry in holding rooms. Holding room lighting shall be on stand-by power.

AHA Consulting Engineers

Alexandria Real Estate 200 Technology Square Cambridge MA	Proteostasis Therapeutics, Inc Tenant Improvement	Basis of Design March 18, 2009

Stand-by power will be provided via an automatic transfer switch and power from the base building generator, per the equipment matrix.

Base building fire alarm system shall be fully addressable with voice evacuation and expansion capabilities, PTI shall expand from the base building system and shall be limited to the renovation area.

ACF fire alarm devices shall be low frequency sounder type with separate strobe devices.

Communications

Empty conduits have been provided to the Tel/Comm Room located on the 6th floor for PTI’s communications vendor to install wiring, devices and terminations.

AHA Consulting Engineers

Acknowledgement of Commencement Date	200 Technology Square/Proteostasis – Page 1

EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this      day of             ,         , between ARE-TECH SQUARE, LLC, a Delaware limited liability company (“Landlord”), and PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated as of             ,          (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is             ,          and the expiration date of the Base Term of the Lease shall be midnight on             ,         . In case of a conflict between the terms of the Lease and the terms of this Acknowledgement of Commencement Date, this Acknowledgement of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation

Name:
Title:

LANDLORD

ARE-TECH SQUARE, LLC, a Delaware limited liability company

By:	ARE-MA REGION NO. 31, LLC, a Delaware limited liability company, its Member

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, its Member

		By:	ARE-QRS CORP., a Maryland corporation, its General Partner

By:
Name:
Title:

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Rules and Regulations	200 Technology Square/Proteostasis – Page 1

EXHIBIT E TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the Premises, offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Rules and Regulations	200 Technology Square/Proteostasis – Page 2

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Tenant’s Personal Property	200 Technology Square/Proteostasis – Page 1

EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

Glass washing equipment

Autoclaves

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

ALEXANDRIA

Alexandria Equities, LLC

385 E. Colorado Boulevard

Suite 299

Pasadena, California 91101

March 31, 2009

Proteostasis Therapeutics, Inc.

790 Memorial Drive, Suite 103

Cambridge, MA 02139

Attn: Senior Vice President, Business Operations

Re:	200 Technology Square, Cambridge, Massachusetts

Ladies and Gentlemen:

Reference is made to the Lease Proposal, dated March 1, 2009 (the “Lease Proposal”), entered into between ARE-Tech Square, LLC, a Delaware limited liability company (“Landlord”), and Proteostasis Therapeutics, Inc. (“Tenant”), relating to the lease of premises at the above-referenced address (the “Lease”). Pursuant to the Lease Proposal, Landlord, or an affiliate nominee of Landlord, is to be granted certain rights with respect to Tenant’s next round of private equity financing following the date hereof. Alexandria Equities, LLC (“Alexandria”) is an affiliate of Landlord and this letter agreement (this “Participation Rights Agreement”) is intended to implement the foregoing provisions of the Lease Proposal and is required to be executed and delivered to Landlord as a condition precedent to the execution and delivery by Landlord of the Lease.

1. Participation in Future Financing.

(a) Tenant hereby grants to Alexandria the one-time right (the “Participation Right”), but not the obligation, to participate in Tenant’s next Qualified Financing (as defined below) by permitting Alexandria to purchase up to $250,000 (although Alexandria may in its sole discretion elect to purchase less than such amount) of New Securities (as described below) offered in such Qualified Financing at the same purchase price per share and upon the same terms and conditions offered to all other investors in such Qualified Financing. Tenant shall notify Alexandria of the Qualified Financing by sending written notice of such offer (a “New Securities Notice”) to Alexandria at its above-referenced address; Attention: Chief Financial Officer; Fax Number (626) 578-0770. Any New Securities Notice shall describe the provisions of the New Securities in reasonable detail and shall specify the terms and conditions upon which they shall be sold by Tenant. Alexandria may purchase the applicable amount of New Securities by sending written notice to Tenant of Alexandria’s election to do so within 15 business days after receipt of the New Securities Notice. Tenant hereby covenants that it will not enter into any agreement that conflicts with this Participation Rights Agreement. The purchase by Alexandria of New Securities in the Qualified Financing shall be made explicitly contingent upon Alexandria executing and delivering the definitive stock purchase agreement, and other customary financing documents executed by the other investors in the Qualified Financing.

(b) “New Securities” shall mean any shares of capital stock of Tenant or any options, warrants or other securities convertible into or exchangeable or exercisable for shares of capital stock of Tenant or any other equity securities of Tenant.

(c) “Qualified Financing” shall mean the first sale and issuance by Tenant after the date of this letter, in a transaction or series of related transactions, of New Securities (other than shares of the Tenant’s Series A Convertible Redeemable Preferred Stock, $0.001 par value per share), which is anticipated to be Series B Preferred Stock.

2. No Conflicts. Neither the execution and delivery of this Participation Rights Agreement, nor performance of its terms, will directly or indirectly contravene, conflict with or result in a violation of (i) any of the provisions of Tenant’s articles or certificate of incorporation or bylaws, (ii) any resolution adopted by Tenant’s stockholders, Tenant’s board of directors or any committee thereof, or (iii) any contract or agreement of the Tenant.

3. Governing Law. The terms and conditions of this Participation Rights Agreement shall be governed by and construed in accordance with Delaware law, without regard to the conflict of laws provisions thereof.

4. Successors and Assigns. The terms and provisions of this Participation Rights Agreement shall be binding upon Alexandria and Tenant and their respective successors and assigns, subject at all times to the restrictions set forth herein.

5. Confidentiality. Tenant agrees that, except with the prior written consent of Alexandria, it shall at all times keep confidential the terms of this Participation Rights Agreement and the discussions or negotiations relating to this Participation Rights Agreement. In addition, Tenant hereby agrees that, except with the prior written consent of Alexandria, it shall not participate in or generate any press release or other release of information to the general public relating to this Participation Rights Agreement or any transactions contemplated by this Participation Rights Agreement.

• 6. Counterparts. This Participation Rights Agreement may be executed in as many counterparts as the parties hereto deem necessary or convenient, each of which counterparts shall be deemed an original but all of which, together, shall constitute but one and the same document.

7. Notices. All written notices hereunder shall be sent in any manner permitted by the Lease and the receipt of any written notice shall be deemed to have occurred hereunder as set forth in the Lease.

[signature page follows]

[signature page]

If you agree that the foregoing accurately sets forth our agreement, please execute this Participation Rights Agreement in the space provided below, whereupon it will become a binding contract between us, and return it to Alexandria Equities, LLC, Attn: Chief Financial Officer, at the above-referenced address.

ALEXANDRIA EQUITIES, LLC, a Delaware limited liability company

By:	Alexandria Real Estate Equities, Inc., a Maryland corporation, its managing member

By:	/s/ Jennifer Pappas

Name:	JENNIFER PAPPAS

Title:	SVP - GENERAL COUNSEL

ACCEPTED AND AGREED TO:

PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Pauline Jen Ryan

Name:	Pauline Jen Ryan

Title:	Senior Vice President, Business Operations

ARE-TECH SQUARE, LLC

385 E. Colorado Blvd., Suite 299

Pasadena, California 91101

March 31, 2009

Proteostasis Therapeutics, Inc.

790 Memorial Drive, Suite 1B

Cambridge, MA 02139

Attn: Senior Vice President, Business Operations

Re:	200 Technology Square, Cambridge, Massachusetts

Ladies and Gentlemen:

Reference is made to that certain Lease Agreement of even date herewith between ARE-Tech Square, LLC, as Landlord, and Proteostasis Therapeutics, Inc., as Tenant (as the same may be amended and assigned from time to time, the “Lease”). Initially capitalized terms not specifically defined in this letter agreement shall have the respective meanings set forth for such terms in the Lease.

That portion of the Lease captioned “Basic Lease Provisions” defines the Permitted Use of the Premises under the Lease. This letter agreement is intended to supplement the terms of the Basic Lease Provisions with respect to the meaning of “Permitted Use” under the Lease.

This letter agreement will confirm that the parties agree that the Permitted Use of the Premises shall include use of such portion of the Premises as is shown on the TI Construction Drawings (as that term is defined in the Work Letter) as a vivarium for the housing and use in laboratory research on rodents, insects and similar small animals, but not primates, dogs or larger animals.

The parties will make a commercially reasonable effort to keep the subject matter of this letter agreement confidential between them, and will not voluntarily disclose to any person or entity the contents of this letter agreement except as may be appropriate in the course of either party’s business or as required by applicable Legal Requirements.

By this letter agreement, the parties make no other change to the terms of the Lease with respect to the Permitted Use.

Proteostasis Therapeutics, Inc.

March 31, 2009

Please acknowledge your agreement to the terms of this letter agreement by countersigning below. This letter agreement may be executed in multiple counterparts, and facsimile signatures shall constitute original signatures for purposes of this letter.

Sincerely,

LANDLORD:

ARE-TECH SQUARE, LLC, a Delaware limited liability company

By:	ARE-MA REGION NO. 31, LLC, a Delaware limited liability company, its Member

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, its Member

		By:	ARE-QRS CORP., a Maryland corporation, its General Partner

			By:	/s/ Jennifer Pappas

JENNIFER PAPPAS
			Its:	SVP - GENERAL COUNSEL

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST WRITTEN ABOVE:

TENANT:

PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Pauline Jen Ryan

Its:	Senior Vice President, Business Operations

March 31, 2009

ARE-770/784/790 Memorial Drive, LLC

285 East Colorado Boulevard, Suite 299

Pasadena, CA 91101

Attention: Corporate Secretary

RE:	Lease Agreement between ARE-770/784/790 Memorial Drive, LLC and Proteostasis Therapeutics, Inc. dated November 18, 2008 (the “Agreement”)

Dear Sir or Madam:

Pursuant to Section 2 of the Agreement, this letter shall serve as notice that we extend the Term (as defined in the Agreement) to September 30, 2009.

Best regards,

/s/ Pauline Jen Ryan
Pauline Jen Ryan
Senior Vice President, Business Operations

cc:	Stuart Berry

790 Memorial Drive, Suite 103

Cambridge, MA 02139

First Amendment to Lease – Proteostasis/200 Tech Square	Page 1

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (the “First Amendment”) is made as of April 16, 2009, by and between ARE-TECH SQUARE, LLC, a limited liability company, having an address at 385 East Colorado Boulevard, Suite 299, Pasadena, CA 91101 (“Landlord”), and PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation, having an address at 790 Arsenal Drive, Suite 1B, Cambridge, MA 02139 (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of March 31, 2009 (the “Lease”), wherein Landlord leased to Tenant certain premises (the “Premises”) located at 200 Technology Square, Cambridge, Massachusetts and more particularly described in the Lease.

B. Tenant desires to expand the Premises demised under the Lease by adding 1,609 rentable square feet (the “Expansion Space”) on the fourth floor of Building of which the Premises are a part, and Landlord is willing to lease such portion of the Project to Tenant on the terms herein set forth.

C. Landlord and Tenant desire to amend the Lease to, among other things, add the Expansion Space to the Premises demised under the Lease and to provide for the improvement of such space.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1. Premises. Effective upon full execution hereof by Landlord and Tenant, the Premises demised under the Lease are hereby expanded to include the Expansion Space, consisting for all purposes of the Lease of 1,609 rentable square feet, as such Expansion Space is shown as “Suite 402 - expanded premises” on Exhibit A, attached hereto and incorporated herein by this reference. From and after the Expansion Commencement Date (as hereinafter defined), the Base Rent payable under the Lease shall be increased by $6,033.75 per month to $60,933 per month and Tenant’s Share of Operating Expenses shall be adjusted to be 6.81%, it being expressly acknowledged that all such Base Rent, including, without limitation such $6,033.75 per month, shall be subject to adjustment by the Rent Adjustment Percentage as set forth in Section 4 of the Lease.

2. Delivery; Acceptance of Expansion Space; Expansion Commencement Date. Landlord shall use reasonable efforts to deliver the Expansion Space to Tenant on or before the Target Commencement Date, with Landlord’s Work, if any, Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Expansion Space, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this First Amendment shall not be void or voidable except as provided herein; but Landlord shall continue to use such reasonable efforts to Deliver the Expansion Space as soon as practicable. If Landlord does not Deliver the

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

First Amendment to Lease – Proteostasis/200 Tech Square	Page 2

Expansion Space within 60 days of the Target Commencement Date for any reason other than Force Majeure delays and Tenant Delays, this First Amendment may be terminated by Landlord or Tenant by written notice to the other (but Landlord may only so terminate this First Amendment if it also terminates the Lease at the same time pursuant to the terms of Section 2 thereof), and if so terminated by either neither Landlord nor Tenant shall have any further rights, duties or obligations under this First Amendment, except with respect to provisions which expressly survive termination of this First Amendment. As used herein, the terms “Landlord’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter, except that, in lieu of Exhibit 1 to the Work Letter, Landlord’s Work shall mean the work of constructing the tenant improvements applicable to the Expansion Space and shown or described on Exhibit B, attached hereto and incorporated herein by reference. If neither Landlord nor Tenant elects to void this First Amendment within 5 business days of the lapse of such 60 day period, such right to void this First Amendment shall be waived and this First Amendment shall remain in full force and effect.

The “Expansion Commencement Date” shall be the earliest of: (i) the later of (a) the date Landlord Delivers the Expansion Space to Tenant or (b) the date Landlord Delivers (or could have Delivered but for Tenant Delays) the remainder of the Premises exclusive of the Expansion Space; (ii) the later of (a) the date Landlord could have Delivered the Expansion Space but for Tenant Delays or (b) the date Landlord Delivers (or could have Delivered but for Tenant Delays) the remainder of the Premises exclusive of the Expansion Space; and (iii) the date Tenant conducts any business in the Expansion Space or any part thereof. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Expansion Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to the Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder.

Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Expansion Space in their condition as of the Expansion Commencement Date, subject to all applicable Legal Requirements; (ii) Landlord shall have no obligation for any defects in the Expansion Space; and (iii) Tenant’s taking possession of the Expansion Space shall be conclusive evidence that Tenant accepts the Expansion Space and that the Expansion Space was in good condition at the time possession was taken. Any occupancy of the Expansion Space by Tenant before the Expansion Commencement Date shall be subject to all of the terms and conditions of the Lease, including the obligation to pay Rent, except that no Base Rent or Operating Expenses shall be payable during any pre-Expansion Commencement Date access afforded to Tenant pursuant to Section 6(a) of the Work Letter.

Tenant agrees and acknowledges that except as may be expressly provided herein or in the Work Letter, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Expansion Space or the Project, and/or the suitability of the Expansion Space or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Expansion Space or the Project are suitable for the Permitted Use. Landlord in executing this First Amendment does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

First Amendment to Lease – Proteostasis/200 Tech Square	Page 3

3. Address for Rent Payment. As of the date hereof, the Address for Rent Payment set forth in the Basic Lease Provisions is hereby modified to read: P.O. Box 975383, Dallas, TX 75397-5383.

4. Miscellaneous.

(a) This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This First Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors in interest.

(c) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

(d) Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this transaction other than Richards Barry Joyce & Partners and Cushman & Wakefield of Massachusetts, Inc., and that no Broker other than Richard Barry Joyce & Partners and Cushman & Wakefield of Massachusetts, Inc., who shall be paid by Landlord pursuant to a separate Agreement, brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker other than the Brokers named in this paragraph claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

(e) As amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment. Capitalized terms used herein and not otherwise defined shall have the meaning thereto ascribed in the Lease.

(Signatures on Next Page)

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

First Amendment to Lease – Proteostasis/200 Tech Square	Page 4

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Pauline Jen Ryan

Its:	Senior Vice President, Business Operations

LANDLORD:

ARE-TECH SQUARE, LLC, a Delaware limited liability company

By:	ARE-MA REGION NO. 31, LLC, a Delaware limited liability company, its Member

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, its Member

		By:	ARE-QRS CORP., a Maryland corporation, its General Partner

			By:	/s/ Jackie Clem

				Name:	JACKIE CLEM
				Title:	VP - RE LEGAL AFFAIRS

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

First Amendment to Lease – Proteostasis/200 Tech Square

EXHIBIT A

Expansion Space

(begins on next page)

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

200 Tech Square
4th Floor-Expansion Premises

Suite 402-expanded premises

First Amendment to Lease – Proteostasis/200 Tech Square

EXHIBIT B

Expansion Space Tenant Improvements

(begins on next page)

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

200 Tech Square
4th Floor-Expansion Premises

Suite 402-expanded premises

ARE - ProteoStasis Therapeutics (PTI) Equipment Utility Matrix 3-19-09
4th Floor, 200 Technology Square
Cambridge, MA
GENERAL DESCRIPTION STATUS PHYSICAL PLUMBING / PIPING HVAC REQUIREMENTS ELECTRICAL REQUIREMENTS
ROOM NO. ROOM AND EQUIPMENT NAMES SUPPLIED INSTALLED QUANTITY Width Depth Height Weight VACUUM (VAC) COMPRESSED AIR (CA) SPECIALTY (TBD) CARBON DIOXIDE (CO2) DOMESTIC COLD WATER DOMESTIC HOT WATER PROTECTED COLD WATER PROTECTED HOT WATER PROCESS CHILLED WATER TEMPERED WATER R.O.D.I. WATER SANITARY WASTE SPECIAL WASTE TEMP REQM’TS HUMIDITY REQMT CLEAN RM REQMTS EXHAUST (CFM) VOLTS PHASE AMPS WATTS (kw) STAND BY PWR UPS CLASS 1, DIV 2 ALARM POINT DATA TELEPHONE SECURITY ACCESS COMMENTS
ACF
4A-12 Gowning
1 Shelving (Relocated) PTI PTI
4A-13 Corridor
Emergency Shower / Eyewash ARE ARE 1 X
4A-16 Food & Bedding Storage
1 Metro Shelving PTI PTI
Humidifiers (in alcove) ARE ARE 3
4A-18 Quarantine Y Y ACH HI / LO FLEX ROOM - DESIGN AS HOLDING ROOM.
1,2 Ventilated Cage Rack (2 module) PTI PTI 1 60 24 72 X 115 1 X 2-rack set-up, on 90 deg corner
3 Bedding Bin PTI PTI 1 12 24 30
4 Mobile Cart PTI PTI 1 20 40 30
4A-19 Holding Room Y Y ACH HI / LO
1,2 Ventilated Cage Rack (2 module) PTI PTI 2 60 24 72 X 115 1 X 12’-2” long 2-rack set-up
3 Bedding Bin PTI PTI 1 12 24 30
4 Mobile Cart PTI PTI 1 20 40 30
4A-22 Holding Room Y Y ACH HI / LO
1,2 Ventilated Cage Rack (2 module) PTI PTI 2 60 24 72 X 115 1 X 12’-2” long 2-rack set-up
3 Bedding Bin PTI PTI 1 12 24 30
4 Mobile Cart PTI PTI 1 20 40 30
THE RICHMOND GROUP 4/10/2009 Page 1 of 3

ARE - ProteoStasis Therapeutics (PTI) Equipment Utility Matrix 3-19-09
4th Floor, 200 Technology Square
Cambridge, MA
GENERAL DESCRIPTION STATUS PHYSICAL PLUMBING / PIPING HVAC REQUIREMENTS ELECTRICAL REQUIREMENTS
ROOM NO. ROOM AND EQUIPMENT NAMES SUPPLIED INSTALLED QUANTITY Width Depth Height Weight VACUUM (VAC) COMPRESSED AIR (CA) SPECIALTY (TBD) CARBON DIOXIDE (CO2) DOMESTIC COLD WATER DOMESTIC HOT WATER PROTECTED COLD WATER PROTECTED HOT WATER PROCESS CHILLED WATER TEMPERED WATER R.O.D.I. WATER SANITARY WASTE SPECIAL WASTE TEMP REQM’TS HUMIDITY REQMT CLEAN RM REQMTS EXHAUST (CFM) VOLTS PHASE AMPS WATTS (kw) STAND BY PWR UPS CLASS 1, DIV 2 ALARM POINT DATA TELEPHONE SECURITY ACCESS COMMENTS
4A-20 Procedure Room
Casework
Base Cabinets & Wall Shelving ARE ARE Per Plan X Series 3000 Wiremold at Walls Typ.
Sink (Stainless Steel) ARE ARE 1 X X X
Spot Exhaust (Above Bench) ARE ARE 1 50 4” dia. with blast gate at ceiling
Benchtop/Table Equipment
Storage/Misc
1 Cart PTI PTI 1 30 40 30
4A-21 Procedure Room
Casework
Base Cabinets & Wall Shelving ARE ARE Per Plan X Series 3000 Wiremold at Walls Typ.
Sink (Stainless Steel) ARE ARE 1 X X X
Spot Exhaust (Above Bench) ARE ARE 1 50 4” dia. with blast gate at ceiling
Benchtop/Table Equipment
Storage/Misc
1 Cart PTI PTI 1 30 40 30
THE RICHMOND GROUP 4/10/2009 Page 2 of 3

ARE - ProteoStasis Therapeutics (PTI) Equipment Utility Matrix 3-19-09
4th Floor, 200 Technology Square
Cambridge, MA
GENERAL DESCRIPTION STATUS PHYSICAL PLUMBING / PIPING HVAC REQUIREMENTS ELECTRICAL REQUIREMENTS
ROOM NO. ROOM AND EQUIPMENT NAMES SUPPLIED INSTALLED QUANTITY Width Depth Height Weight VACUUM (VAC) COMPRESSED AIR (CA) SPECIALTY (TBD) CARBON DIOXIDE (CO2) DOMESTIC COLD WATER DOMESTIC HOT WATER PROTECTED COLD WATER PROTECTED HOT WATER PROCESS CHILLED WATER TEMPERED WATER R.O.D.I. WATER SANITARY WASTE SPECIAL WASTE TEMP REQM’TS HUMIDITY REQMT CLEAN RM REQMTS EXHAUST (CFM) VOLTS PHASE AMPS WATTS (kw) STAND BY PWR UPS CLASS 1, DIV 2 ALARM POINT DATA TELEPHONE SECURITY ACCESS COMMENTS
4A-17 Cagewash (Clean Side)
Casework
Base Cabinets & Wall Shelving ARE ARE Per Plan Series 3000 Wiremold at Walls Typ.
Sink (Stainless Steel) ARE ARE 1 X X X
Canopy Exhaust (Above CW & Autoclave) ARE ARE 2 100
Floor Mounted Equipment
1 Bottle Filling Station PTI PTI 1 X X
Storage/Misc
2,3 Carts PTI PTI 2 20 40 30
4,5 Shelving for clean cages PTI PTI 2 60 24 60
4A-14 Cagewash (Dirty Side)
Mop Sink / Wash Down ARE ARE 1 X X X no sray hose, wall faucet only
1 Cagewasher PTI PTI 1 X X X X
2 Autoclave PTI PTI 1 X X X X X
Spot Exhaust (for direct vent of CW & A/C) ARE ARE 2 100
Floor Mounted Equipment
3 Dumping Station PTI PTI 1 Re-circ
4 Refrigerator (Necropsy) PTI PTI 1 30 30 65 120 1 5 X
Storage/Misc
5,6 Carts PTI PTI 2 20 40 30
7,8 Shelving for dirty cages PTI PTI 2 60 24 60
4A-15 Mechanical Room
Hot Water Heater (Non-Potable) ARE ARE 1
THE RICHMOND GROUP 4/10/2009 Page 3 of 3

July 28, 2009

ARE-770/784/790 Memorial Drive, LLC

285 East Colorado Boulevard, Suite 299

Pasadena, CA 91101

Attention: Corporate Secretary

RE:	Lease Agreement between ARE-770/784/790 Memorial Drive, LLC and Proteostasis Therapeutics, Inc. dated November 18, 2008 (the “Agreement”)

Dear Sir or Madam:

Pursuant to Section 2 of the Agreement, this letter shall serve as notice of termination of the Agreement, effective July 28, 2009.

Best regards,

/s/ Pauline Jen Ryan
Pauline Jen Ryan
Senior Vice President, Business Operations

cc:	Stuart Berry, JoAnn Merlino-Rogers

200 Technology Square, Suite 402

Cambridge, MA 02139

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made as of March 9, 2011, by and between ARE-TECH SQUARE, LLC, a Delaware limited liability company (“Landlord”), and PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Lease Agreement dated as of March 31, 2009, as amended by that certain First Amendment to Lease dated as of April 16, 2009 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 12,066 rentable square feet (“Existing Premises”) in a building located at 200 Technology Square, Cambridge, Massachusetts. The Existing Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to among other things, (i) extend the term of the Lease through May 31, 2015, and (ii) expand the size of the Existing Premises by adding approximately 6,197 rentable square feet of space in the Building.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Expansion Premises. In addition to the Existing Premises, commencing on the Expansion Premises Commencement Date (as defined below), Landlord leases to Tenant, and Tenant leases from Landlord, that certain portion of the Building consisting of approximately 6,197 rentable square feet, as shown on Exhibit A attached hereto (the “Expansion Premises”).

2.	Delivery. Landlord shall use reasonable efforts to deliver the Expansion Premises to Tenant on or before the Target Expansion Premises Commencement Date, with Landlord’s Work in the Expansion Premises Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Expansion Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and the Lease with respect to the Expansion Premises shall not be void or voidable except as provided herein. If Landlord does not Deliver the Expansion Premises within 60 days of the Target Expansion Premises Commencement Date for any reason other than Force Majeure delays and Tenant Delays, this Second Amendment may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant, neither Landlord nor Tenant shall have any further rights, duties or obligations under this Second Amendment, except with respect to provisions which expressly survive termination of this Second Amendment. As used herein, the terms “Landlord’s Work,” “Tenant’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter attached to this Second Amendment as Exhibit B. If Tenant does not elect to void the Lease with respect to the Expansion Premises within 5 business days of the lapse of such 60 day period, such right to void this Second Amendment shall be waived and this Second Amendment shall remain in full force and effect.

The “Expansion Premises Commencement Date” shall be the date Landlord Delivers the Expansion Premises to Tenant. The “Target Expansion Premises Commencement Date” is July 1, 2011. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Expansion Premises Commencement Date when the same is established in a form substantially similar to the form of the “Acknowledgement of Commencement Date” attached to the Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s or Tenant’s rights under the Lease as amended by this Second Amendment.

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Tenant acknowledges that Landlord shall require access to portions of the Existing Premises after the mutual execution and delivery of this Second Amendment by the parties in order to complete Landlord’s Work. In addition, Landlord may continue to require access to portions of the Existing Premises after the Expansion Premises Commencement Date to complete the portion of Landlord’s Work in the Existing Premises until such Landlord’s Work has been completed. Landlord and its contractors and agents shall have the right to enter the Existing Premises to complete Landlord’s Work and Tenant shall cooperate with Landlord in connection with the same. Tenant acknowledges and agrees that, notwithstanding the fact that Landlord’s Work in the Existing Premises may not be completed prior to the Expansion Premises Commencement Date, the Term of the Lease with respect to the Expansion Premises shall commence on the Expansion Premises Commencement Date and Tenant shall be required to commence paying Base Rent and Operating Expenses for the Expansion Premises on the Expansion Premises Commencement Date. Landlord shall use reasonable efforts to minimize interruption of Tenant’s use or occupancy of the Existing Premises during Landlord’s performance of Landlord’s Work; provided however, that Landlord shall not be required to perform any of Landlord’s Work outside of regular business hours. Subject to the safety requirements of Landlord’s contractor and applicable Legal Requirements, Tenant shall continue to have access to the Existing Premises while Landlord performs Landlord’s Work, except those portions of the Premises in which Landlord’s Work is being performed. Tenant acknowledges that Landlord’s completion of Landlord’s Work may adversely affect Tenant’s use and occupancy of the Existing Premises. Tenant waives all claims for rent abatement in connection with Landlord’s Work.

Tenant agrees and acknowledges that except as expressly set forth in this Second Amendment or in the Work Letter: (i) Tenant shall accept the Expansion Premises in their condition as of the Expansion Premises Commencement Date, subject to all applicable Legal Requirements; (ii) Landlord shall have no obligation for any defects in the Expansion Premises; and (iii) Tenant’s taking possession of the Expansion Premises shall be conclusive evidence that Tenant accepts the Expansion Premises and that the Expansion Premises was in good condition at the time possession was taken. Landlord shall, as part of Landlord’s Work, make any alterations or modifications to the Expansion Premises that are required due to the non-compliance of the Expansion Premises with ADA as of the Expansion Premises Commencement Date.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Expansion Premises, and/or the suitability of the Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Expansion Premises is suitable for the Permitted Use. Landlord in executing this Second Amendment does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3.	Definition of Premises. Commencing on the Expansion Premises Commencement Date, the defined term “Premises” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Premises: That portion of the Project containing approximately 18,263 rentable square feet, comprised of (i) the “Existing Premises” consisting of (a) approximately 11,600 rentable square feet on the 4th floor of the Building, (b) approximately 259 rentable square feet in the basement of the Building (“Existing Premises Non-Hazardous Storage Space”), and (c) approximately 207 rentable square feet on the 1st floor of the Building (“Existing Premises Hazardous Storage Space”), and (ii) the “Expansion Premises” consisting of (a) approximately 5,757 rentable square feet on the 4th floor of the Building (b) approximately 231 rentable square feet in the basement of the Building (“Expansion Premises Non-Hazardous Storage Space”)

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and (c) approximately 209 rentable square feet on the 1st floor of the Building (“Expansion Premises Hazardous Storage Space”), all, as shown on Exhibit A. The Existing Premises Non-Hazardous Storage Space and the Expansion Premises Non-Hazardous Storage Space shall be collectively referred to herein as the “Non-Hazardous Storage Space,” and the Existing Premises Hazardous Storage Space and the Expansion Premises Hazardous Storage Space shall be collectively referred to herein as the “Hazardous Storage Space.” The Existing Premises and the Expansion Premises shall be collectively referred to herein as the “Premises”.

As of the Expansion Premises Commencement Date, Exhibit A to the Lease shall be amended to include Exhibit A attached to this Second Amendment.

4.	Base Term. Commencing on the Expansion Premises Commencement Date, the defined term “Base Term” on page 2 of the Lease is deleted in its entirety and replaced with the following:

“Base Term: A term (i) beginning, with respect to the Existing Premises, on the Commencement Date, and with respect the Expansion Premises on the Expansion Premises Commencement Date, and (ii) ending, with respect to the entire Premises, on May 31, 2015.”

5.	Base Rent. Tenant shall continue to pay Base Rent for the Existing Premises as provided for in the Lease. Commencing on the Expansion Premises Commencement Date, Tenant shall pay Base Rent for the Expansion Premises in the amount of $62.72 per rentable square foot of the Expansion Premises per annum which Base Rent shall be payable in equal monthly installments on or before the first day of each calendar month during the Term. Base Rent for the Expansion Premises shall be increased on each Adjustment Date (as defined in Section 4 of the Lease) by multiplying the Base Rent payable for the Expansion Premises immediately before such Adjustment Date by 3.5% and adding the resulting amount to the Base Rent payable for the Expansion Premises immediately before such Adjustment Date.

6.	Rentable Area of the Premises. Commencing on the Expansion Premises Commencement Date, the defined term “Rentable Area of the Premises” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Rentable Area of the Premises: 18,263 sq. ft.”

7.	Tenant’s Share of Operating Expenses. Commencing on the Expansion Premises Commencement Date, the defined term “Tenant’s Share of Operating Expenses” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Tenant’s Share of Operating Expenses: 10.31%”

8.	Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Second Amendment and that no Broker brought about this transaction, other than Cushman & Wakefield and Richards Barry Joyce & Partners. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall be responsible (which responsibility shall survive the termination of this Second Amendment) for all fees of Cushman & Wakefield and Richards Barry Joyce & Partners arising out of the execution of this Second Amendment in accordance with the terms of separate written agreements between Landlord and such Brokers.

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9.	Miscellaneous.

a. This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Second Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c. Tenant acknowledges that it has read the provisions of this Second Amendment, understands them, and is bound by them. Time is of the essence in this Second Amendment.

d. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

e. Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

[Signatures are on the next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

TENANT:

PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Pauline Jen Ryan

Its:	Senior Vice President, Business Operations

LANDLORD:

ARE-TECH SQUARE, LLC, a Delaware limited liability company

By:	ARE-MA REGION NO. 31, LLC, a Delaware limited liability company, its manager

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS CORP., a Maryland corporation, general partner

			By:	/s/ Eric S. Johnson

			Its:	Eric S. Johnson Vice President Real Estate Legal Affairs

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EXHIBIT A

Expansion Premises

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EXHIBIT B

Work Letter

THIS WORK LETTER dated March 9, 2011 (this “Work Letter”), is made and entered into by and between ARE-TECH SQUARE, LLC, a Delaware limited liability company (“Landlord”), and PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated March 31, 2009, as amended by that certain First Amendment to Lease dated April 16, 2009, and as further amended by that certain Second Amendment to Lease dated March     , 2011 (as amended, the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates John Doherty (“Tenant’s Representative”) as the only person authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Tom Andrews and Tim White (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the general contractor and any subcontractors for the Tenant Improvements shall be The Richmond Group or such other contractor selected by Landlord, subject to Tenant’s approval, which approval shall not be unreasonable withheld, conditioned or delayed, and (ii) R.E. Dineen Architects & Planners shall be the architect (the “TI Architect”) for the Tenant Improvements.

2. Tenant Improvements. As used herein, “Tenant Improvements” shall mean all improvements to the Premises of a fixed and permanent nature as shown on the TI construction drawings listed on and/or attached hereto as Exhibit 1 (“TI Construction Drawings”). Other than Landlord’s Work (as defined in Section 3(a) below), Landlord shall not have any obligation whatsoever with respect to the finishing of the Expansion Premises for Tenant’s use and occupancy.

3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements, which shall be undertaken by Landlord at its sole cost and expense except as set forth herein.

(b) Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings. The cost of obtaining the TI Permit

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shall be payable by Landlord. Tenant shall assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature (“Substantial Completion” or “Substantially Complete”, it being agreed that, except to the extent delayed by a Tenant Delay, a temporary or permanent certificate of occupancy shall be required to achieve Substantial Completion of Landlord’s Work in the Expansion Premises). Such Minor Variations and normal “punch list” items affecting the Expansion Premises shall not interfere with the use of the Expansion Premises. Upon Substantial Completion of Landlord’s Work in the Expansion Premises, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704 for Landlord’s Work in the Expansion Premises. Upon Substantial Completion of Landlord’s Work in the Existing Premises, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a separate Certificate of Completion in the form of AIA document G704 for Landlord’s Work in the Existing Premises. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work. Landlord shall diligently complete any such punch list items after Substantial Completion.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s sole and absolute subjective discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its sole and absolute subjective discretion.

(e) Delivery.

(i) Delivery of the Expansion Premises. When Landlord’s Work in the Expansion Premises is Substantially Complete and Landlord Delivers the Expansion Premises, subject to the remaining terms and provisions of this Section 3(e)(i), Tenant shall accept the Expansion Premises. Tenant’s taking possession and acceptance of the Expansion Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers) with respect to Landlord’s Work in the Expansion Premises, (ii) any non-compliance of Landlord’s Work in the Expansion Premises with applicable Legal Requirements, or (iii) any claim that Landlord’s Work in the Expansion Premises was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Expansion Premises Construction Defect”). Tenant shall have one year after Substantial Completion of Landlord’s Work in the Expansion Premises and Delivery of the Expansion Premises to Tenant within which to notify Landlord of any such Expansion Premises Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Expansion Premises Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts,

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fails to remedy such Expansion Premises Construction Defect within such 30-day period, in which case Landlord shall have no further obligation with respect to such Expansion Premises Construction Defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor, provided that Tenant shall defend with counsel reasonably acceptable to Landlord, indemnify and hold Landlord harmless from and against any claims arising out of or in connection with any such claim.

(ii) Delivery of Landlord’s Work in Existing Premises. When Landlord’s Work in the Existing Premises is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e)(ii), Tenant shall accept the Tenant Improvements in the Existing Premises. Tenant’s acceptance of the Tenant Improvements in the Existing Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers) with respect to Landlord’s Work in the Existing Premises, (ii) any non-compliance of Landlord’s Work in the Existing Premises with applicable Legal Requirements, or (iii) any claim that Landlord’s Work in the Existing Premises was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder)(“Existing Premises Construction Defect”). Tenant shall have one year after Substantial Completion of Landlord’s Work within the Existing Premises within which to notify Landlord of any such Existing Premises Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Existing Premises Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Existing Premises Construction Defect within such 30- day period, in which case Landlord shall have no further obligation with respect to such Existing Premises Construction Defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor, provided that Tenant shall defend with counsel reasonably acceptable to Landlord, indemnify and hold Landlord harmless from and against any claims arising out of or in connection with any such claim.

(iii) Warranties. Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises pursuant to this Work Letter. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the Excess TI Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f) Expansion Premises Commencement Date Delay. Delivery of the Expansion Premises shall occur when Landlord’s Work in the Expansion Premises has been Substantially Completed, except to the extent that completion of Landlord’s Work in the Expansion Premises shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

(iv) Tenant’s request for materials, finishes or installations requiring unusually long lead times;

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(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(a) below); or

(viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons.

If Substantial Completion of Landlord’s Work in the Expansion Premises is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the date of Substantial Completion of Landlord’s Work in the Expansion Premises.

4. Changes. Any changes requested by Tenant to the Tenant Improvements shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid for by Tenant to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any Excess TI Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Excess TI Fund.

(a) Costs Includable in Excess TI Fund. The Excess TI Fund shall be used solely for the payment of costs resulting from Tenant Delays and the cost of Changes (collectively, “Excess TI Costs”).

(b) Excess TI Costs. If at any time the remaining Excess TI Costs estimated by Landlord exceed the remaining unexpended Excess TI Fund, Tenant shall deposit with Landlord, as a condition

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precedent to Landlord’s obligation to complete the Tenant Improvements, 100% of the then current Excess TI Costs in excess of the remaining Excess TI Fund (“Excess TI Costs Deposit”). If Tenant fails to deposit any Excess TI Costs Deposit with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge), provided that Tenant shall have the benefit of any applicable notice and cure period set forth in the Lease for the nonpayment of Rent. For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The sum of the Excess TI Costs Deposits not theretofore spent are herein referred to as the “Excess TI Fund.” Funds deposited by Tenant shall be first disbursed to pay Excess TI Costs. If upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the Excess TI Fund, Tenant shall be entitled to such undisbursed Excess TI Fun solely to the extent of any Excess TI Costs Deposit Tenant has actually made with Landlord.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Expansion Premises (i) 30 days prior to the Expansion Premises Commencement Date to perform any work (“Tenant’s Work”) required by Tenant to the Expansion Premises other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the general contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Any entry by Tenant into the Expansion Premises shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Expansion Premises until Substantial Completion of Landlord’s Work in the Expansion Premises.

(c) No Acceptance of Expansion Premises. The fact that Tenant may, with Landlord’s consent, enter into the Expansion Premises prior to the date Landlord’s Work in the Expansion Premises is Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Expansion Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party in connection with Tenant’s entry into the Expansion Premises prior to the date Landlord’s Work in the Expansion Premises is Substantially Complete.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the Excess TI Fund during any period that Tenant is in default under the Lease beyond any applicable notice and cure period.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Exhibit 1

TI CONSTRUCTION DRAWINGS

(Attached)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

KEY PLAN

R.E. DINNEEN ARCHITECTS & PLANNERS, INC.

ALEXANDRIA

ALEXANDRIA REAL ESTATE EQUITIES, INC.
ONE INNOVATION DRIVE
WORCESTER, MA

RICHMOND

AHA

10127.11

PROTEOSTASIS THERAPEUTICS, INC.

FOURTH FLOOR EXPANSION
200 TECHNOLOGY SQUARE
CAMBRIDGE, MASSACHUSETTS

FURNITURE & EQUIPMENT PLAN

PROGRESS
02-18-11

A-4

200 Tech Square
Cambridge, Ma	2/16/2011

Division/Description	Qty	UM	Unit $	Line Sum	Div. Sum

Demolition/Temporary Protection/Daily Cleaning
Demolition
Remove folding partition in at conference/break room	6	days
Remove flooring in break room	168	sf
Remove wall in holding rooms	1	ls
Remove one door and frame at holding room	1	ls
Temporary Protection
Floor protection	90	shts
Protection of finishes on third floor for plumbing work	1	ls
Dust protection materials	1	ls
Daily Cleaning	40	days

Carpentry
Door and Hardware installation	12	opng
Blocking	1	ls
Millwork installation	1	ls
Misc. carpentry	1	ls
Barricades/safety rails	3	mos

Millwork
Café
Serving counter	18	lf
Uppers at serving counter	6	lf
Base and upper cabinets at sink elevation	8	lf
Mail/Copy
Base cabinets and laminate top	6	lf
Two line shelving above	6	lf
Office area at line 5
Base and upper cabinets	16	lf
Coat closet - rod and shelf	1	ls
Reception desk allowance				NIC

Roofing and Caulking
Roof Work No Scope
Caulking
Seal all joints, penetrations and fixtures in the labs	4	days
Material	1	ls

Doors/Frames/Hardware
3’0”x7’0” Prefinished door with HM frame, lockset, butts, closer and vision kit	3	ea
3’0”x7’0” HM door with HM frame, lockset, butts, closer, gaskets, door bottom seal	3	ea
3’0”x7’0” Prefinished door; HM frame, Lockset, butts,	4	ea
4’0” X 7’0” HM uneven pair prefinished, HM frame, flushbolts, closer, lockset	2	ea

Glazing
Vendor pricing	1	ls
Butt glazing with top and bottom channel at conference room	80	sf
Door Glass
24” x 36” vision panel at new doors	5	ea
Window removal, temp. boarding and replacement for deliveries	1	ls
Mirror in shower room	1	ea

1 of 6

Division/Description	Qty	UM	Unit $	Line Sum	Div. Sum

Gypsum Drywall
New partitions
Walls to 12’	250	lf
Walls to deck	66	lf
Perimeter walls board over existing framing	148	lf
GWB ceilings	160	sf
Soffits at exterior windows 14 windows total	504	sf
Infills at two removed doors and three ACF windows	5	ea
Misc. patching	1	ls

Ceilings
Office areas
2x2 Dune in 15/16” steel grid	1,760	sf
ACF
2x4 vinyl faced tile in in gasketed aluminum grid	250	sf
Laboratory areas - 2x4 Dune Humidigard in 15/16” steel grid
Biology - repair ceiling at new walls	136	sf
Chemistry, Mass Spec, Tissue Culture 2, chemical storage	2,380	sf
Remove and repair ceiling at third floor for utility access	1,500	sf

Resilient Flooring
VCT
New VCT in chemistry, mass spec and the café two lab corridors, Research Laboratory, Archives and Kitchen	1,800	sf
Floor prep	1,800	sf
Carpet
New carpet office areas, new conference room, reception and all 5th floor office and conference areas	280	sy
Floor prep	2,000	sf
Vinyl base
New base at all walls in areas with carpet and VCT	1,100	lf

Epoxy Flooring
Vendor pricing	1	ls
Install new seamless epoxy flooring with 4” integral cove base	350	sf
Patch floor and base at removed wall and door	1	ls
Prep surface	1	ls
Flooring in Tissue Culture and Chemical Storage	248	sf

Painting
ACF walls and ceilings	1,400	sf
Tissue culture 2 and chemical storage	800	sf
Chemistry and Biology	2,860	sf
Office/Conference	6,000	sf
Door and frames
New frames	12	ea
Existing frames	10	ea
New doors	6	lves
Existing doors	10	ea

Specialties
Fire extinguishers and cabinets	2	ea
Window Treatments	14	ea
Corner guards	4	ea
Bumper guard in ACF corridor	20	lf
Signage By owner				NIC
Toilet specialties	1	ls
Lockers - double stacked	7	ea

Equipment
Refrigerator - Relocated from break room				N/A
Dishwasher				N/A

2 of 6

Division/Description	Qty	UM	Unit $	Line Sum	Div. Sum

Laboratory Casework
Chemical fume hoods 8’	6	ea
Chemical fume hoods 4’	1	ea
60”’ epoxy countertop	32	lf
36” epoxy countertop	64	lf
Stainless counter in procedure room with integral SS sink	12	lf
6’ laboratory tables	6	ea
Base cabinets	116	lf
Back splash	120	lf
Utility chases	2	ea
Epoxy tub sinks	1	ea
Drying racks	2	ea
Two line wall shelving	58	lf
Reagent shelving	36	lf
Disassemble casework and hoods to be relocated; reinstall	16	days

Fire Protection
Relocate existing heads in ACF and Biology to conform to new layout	10	hds
Turn upright heads down in expansion space	50	hds

Plumbing	1	quote
Sanitary
Cut and cap at removed break room sink	1	ls
Install new café sink including waste, vent and supply piping	1	ls
Install new 20 gallon point of use hot water heater in café	1	ls
Supplies, waste and vents for sink and shower in locker/shower room
Lab waste - connected to PTI’s existing neutralization system	1	ls
Disconnect, cut and cap services to one sink in main lab	1	ls
Relocate one sink in Tissue Culture	1	ls
Waste, vent and supply piping to two sinks in chemistry	1	ls
Waste, vent and supply piping to new sink in procedure room	1	ls
Tepid water - connected to existing loop
Relocate one emergency shower/eyewash unit in the ACF	1	ls
New emergency shower/eyewash unit in chemistry	1	ea
Add shower in Tissue Culture	1	ea
Extend animal watering system - by PTI
RODI
Extend existing loop to feed 2 new sinks in chemistry	1	ls
Relocate use point to new sink location in Tissue Culture
Feed new humidifier in ACF holding room	1	ls
Resanitize loop	1	ls
Utilities
CO2 - extend existing piping to new incubators in tissue culture 2	8	ea
Nitrogen
New manifold - location to be determined	1	ea
Distribution piping to four mass specs	4	ea
Vacuum
Turrets in new chemistry lab	4	ea
Connection to fume hoods	5	ea
Connection to BSCs	2	ea

HVAC
Demo and make safe	1	ls
Fancoils with HW and CW coils and pumped condensate:	5	ea
Constant volume terminal box.	1	ea
Variable volume terminal box w hot water reheat coil.	7	ea
Lab Supply Air Valve	2	ea
Heating coils	2	ea
Lab Exhaust Air Valve	1	ea
Secondary humidifiers, 8lbs/hr	1	ea
Humidifier supply piping. Drain pipe in condensate below.	30	lf
Hot Water Supply and Return:
CTE	2	loc
3”-> 2 1/2”	70	lf
2”-> 1 1/2”	190	lf
1 1/4”-> 1”	200	lf
3/4”-> 1/2”	390	lf
Chilled Water Supply and Return:	290	lf
CTE	1	loc

3 of 6

Division/Description	Qty	UM	Unit $	Line Sum	Div. Sum
3”-> 2 1/2”	72	lf
2”-> 1 1/2”	130	lf
1 1/4”-> 1”	88	lf
Condenser Water Supply and Return:
1 1/4”-> 1”	170	lf
CTE	2	loc
Condensate piping:
1 1/4”-> 1”	310	lf
CTE	1	loc
Pipe Insulation Hot Water & Chilled Water:
3”-> 2 1/2”	106	lf
2”-> 1 1/2”	210	lf
1 1/4”-> 1”	198	lf
3/4”-> 1/2”	290	lf
Sheetmetal	9,125	lbs
Exhaust plenums.	1	ea
Flex	278	lf
New supply ductwork	1	ls
Premium for SS ductwork @ humidifiers.	1	ls
Connections to equipment	4	loc
Duct insulation	1	ls
Registers and diffusers:
Plenum return air grilles	10	ea
Exhaust registers	5	ea
Supply registers	31	ea
Low wall returns	2	ea
Blast gates	5	ea
Firestopping	1	ls
Controls	1	ls
Start up	1	ls
Chemical treatment	1	ls
Balancing and commissioning	1	ls
Tags and markers	1	ls
Vibration and seismic	1	ls
Rigging/freight/trucking	1	ls
Coordination drawings	1	ls
Warranty	1	ls
2/16/2011 Add for exhaust valves, sheet metal controls at five additional fume hoods	1	quote

Electrical and Fire Alarm
Vendor pricing	1	ls
Stand-by power
Feeder from transfer switch to transformer.	1	ls
ATS control wiring.	1	ls
Bus Duct:
200A 3P plug-in circuit breaker	1	ls
100A 3P plug-in circuit breaker	1	ls
Panelboards:
277/480V 3P 4W 250A distribution panel	1	ea
75 KVA dry type transformer - T-A, K13 rated.	1	ea
30 KVA dry type transformer - T-A, K13 rated.	1	ea
120/208V 3P 4W 250A distribution panel	1	ea
120/208V 3P 4W 400A distribution panel.	1	ea
120/208V 3P 4W 400A distribution panel, double tub.	1	ea
120/208V 3P 4W 250A distribution panel.	2	ea
On Standby OS Panelboards:
50A breaker.	2	ea
30 KVA dry type transformer.	1	ea
100A breaker.	1	ea
120/208V 3P 4W 150A distribution panel	1	ea
OS panelboard feeder.	1	ls
Secondary Feeders:
Feeder from bus	1	ea
Feeders from LD241 to L panels.	3	ea
Devices
Duplex	48	ea
GFCI	25	ea
Dedicated	16	ea
Work station power junctions	8	ea
Wire Mold	190	lf
2400 series	112	lf
3000 series	84	lf
4000 series	48	lf

4 of 6

Division/Description	Qty	UM	Unit $	Line Sum	Div. Sum
Light fixtures:
Type A 2x2 indirect basket troffer	42	ea
Type C 2x2 lensed clean room troffer	4	ea
Type D 2x4 lensed troffer	6	ea
Type E 2x4 lensed clean room troffer	4	ea
Type F 1x4 lensed troffer	30	ea
Type G 4’ linear strip	1	ea
Type J low profile undercabinet task fixture	4	ea
Emergency lighting	11	ea
Switching/motion sensors.	20	ea
Power connections to:
Instant water heaters	1	ea
Fume hoods	9	ea
Humidifiers	1	ea
Fancoils and VAV’s	3	ea
In line fans	1	ea
Rooftop exhaust fan	1	ea
Tec air valves	3	ea
Fire alarm:
Remove and reset ETR fire alarm devices for new wall work.	15	ea
Speaker/strobes	4	ea
Strobes	4	ea
Modify FACP and retest	1	ea
Tele/data rough in	22	loc
New exhaust riser and fan:
Lighting protection	1	ls
Rough in and coordination with security access subcontractor.	1	ls
Remove/reinstall for work on floor below.	1	ls
Temporary light and power	1	ls

Supervision
Project Executive (1 day/week)	12	days
Estimator	2	wks
Project Manager @ 1/2 time	12	wks
Project Superintendent	12	wks
Project Administrative Assistant	5	days
Project Accountant	5	days

General Conditions
Field operation expenses	10	wks
Field office construction	1	ls
Reproduction of contract documents	1	ea
Dumpsters	10	ea
Safety/protection/barricades	10	wks
Final cleaning	5,200	sf

Engineering
Architectural design	1	ls
Construction administration and reimbursables	1	ls
Structural design
MEP engineering	1	ls
Richmond Planning	1	ls

Insurance and Permits
General Liability Insurance	0.50%
Building Permits	1.50%

5 of 6

Division/Description	Qty	UM	Unit $	Line Sum	Div. Sum

Contingency	1	ls

Overhead and Profit	6.50%

Total Budget

Clarifications

1.	Pricing assumes that electric usage and Power Company backcharges are paid for by the

2.	Pricing assumes decontamination, haz materials handling and disposal is by ARE.

3.	Office furniture, office cubicles and vending machines are assumes to be by others.

4.	Lab waste piping is included as polypropylene with fire wrap at plenums per direction of

5	Signage to meet code requirements has been included. All other signage is to be by

6	No upgrade of the ACF redundant air handling system is included.

7	Ventilated cage racks are by the PTI.

8	All emergency power requirements are provided by the base building system.

9	We have included a $40/sy carpet material allowance.

10	All drywall (walls and ceilings) in holding rooms will be backed by 4 mil poly vapor barrier.

12	Provide the 20 ga flatstock rodent barrier for the full perimeter of holding rooms.

6 of 6

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made as of June 25, 2014, by and between ARE-TECH SQUARE, LLC, a Delaware limited liability company (“Landlord”), and PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Lease Agreement dated as of March 31, 2009, as amended by that certain First Amendment to Lease dated as of April 16, 2009, and as further amended by that certain Second Amendment to Lease dated as of March 9, 2011 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 18,263 rentable square feet (“Premises”) in a building located at 200 Technology Square, Cambridge, Massachusetts. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Base Term of the Lease is scheduled to expire on May 31, 2015.

C. Landlord and Tenant desire, subject to the terms and conditions set forth below, to among other things, extend the term of the Lease through May 31, 2018.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Term. Notwithstanding anything to the contrary contained in the Lease, the expiration date of the Lease is hereby extended through May 31, 2018.

2.	Base Rent. Tenant shall continue to pay Base Rent for the Premises as provided for in the Lease through May 31, 2015. Commencing on June 1, 2015, Tenant shall pay Base Rent in the amount of $72.00 per rentable square foot of the Premises per annum which Base Rent shall be payable in equal monthly installments on or before the first day of each calendar month during the Term. Base Rent shall be increased on June 1, 2016, and on each following June 1st during the Term (each, a “Base Rent Adjustment Date” by adding $1.00 per rentable square foot of the Premises per annum to the Base Rent per rentable square foot of the Premises per annum payable immediately before such Base Rent Adjustment Date. Landlord and Tenant acknowledge and agree that the adjustments to Base Rent provided for in this paragraph are in lieu of the adjustments to Base Rent set forth in Section 4 of the Lease.

Notwithstanding anything to the contrary contained herein, following the mutual execution and delivery of this Third Amendment by the parties, so long as Tenant is not in Default under the Lease, the Base Rent due under the Lease shall be abated for the period commencing August 1, 2014, through January 31, 2015 (“Abatement Period”). Tenant shall resume paying Base Rent with respect to the entire Premises on February 1, 2015. Tenant shall continue to pay all Additional Rent payable under the Lease during the Abatement Period.

3.	Right to Extend Term. Section 39 of the original Lease is hereby deleted in its entirety and is null and void and of no further force or effect.

4.

Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Third Amendment and that no Broker brought about this transaction, other than Cushman & Wakefield and TranswesternlRBJ. Landlord and Tenant each hereby agrees to

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

1

indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall be responsible for all fees of Cushman & Wakefield and Transwestern IRBJ arising out of the execution of this Third Amendment in accordance with the terms of separate written agreements between Landlord and such Brokers.

5.	Miscellaneous.

a. This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Third Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c. Tenant acknowledges that it has read the provisions of this Third Amendment, understands them, and is bound by them. Time is of the essence in this Third Amendment.

d. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.

e. Except as amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

[Signatures are on the next page]

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

TENANT:

PROTEOSTASIS THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Meenu Chhabra

Name:	Meenu Chhabra
Its:	President and Chief Executive Officer

LANDLORD:

ARE-TECH SQUARE, LLC, a Delaware limited liability company

By:	ARE-MA REGION NO. 31, LLC, a Delaware limited liability company, its manager

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS CORP., a Maryland corporation, general partner

			By:	/s/ Eric S. Johnson

			Its:	Eric S. Johnson Vice President Real Estate Legal Affairs

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3